December 2008
POTLATCH CORPORATION
Roadshow Presentation
Michael J. Covey
Chairman, President and Chief Executive Officer
Eric J. Cremers
Vice President, Finance and Chief Financial Officer
Exhibit 99.1

POTLATCH CORPORATION | Roadshow Presentation December 2008
Forward-Looking Statements
This presentation contains certain forward-looking statements within the meaning of the Private Litigation Reform
Act of 1995 as amended, including without limitation, statements about the planned spin-off of our pulp-based businesses, future company performance, future earnings and cash flow, future land acquisitions, land sales, future dividends, harvest volumes, log pricing and direction of markets.  These forward-looking statements are based on current expectations, estimates, assumptions and projections that are subject to change, and actual results may differ materially from the forward-looking statements.  Factors that could cause actual results to differ materially include, but are not limited to, changes in timberland values; changes in timber harvest levels on the company’s lands; changes in timber prices;
changes in policy regarding governmental timber sales; changes in the United States and international economies;
changes in exchange rates between the U.S. dollar and other currencies; changes in the level of construction activity;
changes in tariffs, quotas and trade agreements involving wood products; changes in worldwide demand for Potlatch’s products; changes in worldwide production and production capacity in the forest products industry; competitive pricing pressures for the company’s products; unanticipated manufacturing disruptions; changes in general and industry-specific environmental laws and regulations; unforeseen environmental liabilities or expenditures; weather conditions; changes in raw material, energy, and other costs; the ability to satisfy complex rules in order to remain qualified as a REIT;  changes in tax laws that could reduce the benefits associated with REIT status; and other risks and uncertainties described from time to time in the company’s public filings with the Securities and Exchange Commission.  The company does not undertake to update any forward-looking statements.

POTLATCH CORPORATION | Roadshow Presentation December 2008
Spin-Off Summary
Clearwater Paper Corporation
CLW / New York Stock Exchange (NYSE)
3.5 : 1  (1 Clearwater Paper share for 3.5 Potlatch shares);
fractional shares to receive cash
December 9, 2008
December 16, 2008
~11.3 million
December 17, 2008
New Entity
Ticker / Exchange
Distribution Ratio
Shares to be
Issued
Record Date
Distribution Date
Ex-dividend
Trading Date

POTLATCH CORPORATION | Roadshow Presentation December 2008
Spin-Off Rationale
• Increased focus on core resource and real estate businesses
• Reduced volatility and cyclicality of earnings and cash flows
• Lower capital expenditures and working capital requirements
• Opportunity to tailor capital structure to the needs of businesses
• Increased financial transparency and visibility
• More focused employee incentive programs

December 2008 Company Overview POTLATCH CORPORATION | Roadshow Presentation

POTLATCH CORPORATION | Roadshow Presentation December 2008
Potlatch is a Real Estate Investment Trust (REIT) with approximately 1.6 million acres of forestland in
Arkansas, Idaho, Minnesota and Wisconsin, and six wood products manufacturing facilities
Potlatch Business Overview (Post Spin-off)
Idaho: 838,000 acres
Arkansas: 464,000 acres
Minnesota: 264,000 acres
Wisconsin: 72,000 acres
Total:            1,638,000 acres
Timberlands
Wood Products Manufacturing Facilities
Timberlands

POTLATCH CORPORATION | Roadshow Presentation December 2008
Potlatch Financial Overview (Post Spin-Off)
3%
45%
52%
Potlatch, pro forma adjusted for the Spin-Off, produced $506.3 million in revenues and $90.2 million of
EBITDDA for the last twelve months ended 30-Sep-2008
Resource
US $ in millions
Wood
Products
1
Real Estate
Revenues (2007)
EBITDDA (2007)
EBITDDA Margin
$296.8
$97.2
32.7%
$24.1
$17.3
71.7%
$342.9
$12.5
3.6%
Note: EBITDDA represents operating income (loss) plus depreciation, depletion and amortization. See Appendix for reconciliation to GAAP financial information and Potlatch pro forma calculations.
1 Does not include revenues from Lewiston Lumber Business associated with Clearwater Paper Spin-off.
2 Percentages based on 2007 financials and calculated before intersegment revenues.
3 Percentages based on 2007 financials and calculated before corporate items.
% of Revenues
2
% of Total EBITDDA
3
14%
76%
10%
Resource Real Estate Wood Products

December 2008 Key Investment Highlights POTLATCH CORPORATION | Roadshow Presentation

POTLATCH CORPORATION | Roadshow Presentation December 2008
Key Investment Highlights
Essentially
Pure-Play Timber
REIT Post Spin-Off
Attractive Timber
Inventory & Harvest
Profile
Conservative
Capital Structure
Significant
Real Estate
Potential
Strong Cash Flow
Generation
Attractive Dividend
Strategic
Operational
Financial

POTLATCH CORPORATION | Roadshow Presentation December 2008
Essentially Pure-Play Timber REIT Post Spin-Off
$133.4
$155.4 $163.9
$62.8
2005 2006 2007 LTM Q3
2008
10%
90%
53%
47%
Post Spin-Off
Pre Spin-Off
EBITDDA 2007
1
EBITDDA - Capital Expenditures
Note: EBITDDA represents operating income (loss) plus depreciation, depletion and amortization. See Appendix for reconciliation to GAAP financial information and Potlatch pro forma calculations.
1 Percentages calculated before corporate items.
2 Manufacturing includes Wood Products, Pulp and Paperboard and Consumer Products segments.
3 Manufacturing includes Wood Products segment excluding Lewiston Lumber Business associated with Clearwater Paper.
After the Spin-Off, Potlatch essentially consists of resource and real estate operations with lower capital expenditure requirements and less volatility in cash flows
Total : $195.7 mm
Total : $91.6 mm
Manufacturing
3
Resource
& Real
Estate
Resource
& Real
Estate
Manufacturing
2
$90.4
$70.1
$71.8
$53.2
2005 2006 2007 LTM Q3
2008
$37.2
$101.0
Variance

POTLATCH CORPORATION | Roadshow Presentation December 2008
Attractive Timber Inventory & Harvest Profile
Fee harvest log volume increasing over time; lower current harvest volume driven by market softness
3.0
3.3 3.3
3.9
4.3
5.1
0.0
1.0
2.0
3.0
4.0
5.0
6.0
2004A 2005A 2006A 2007A 2008E ~ 2 to 3
Years
Forward
Saw Logs Pulp Wood
Tons in millions

POTLATCH CORPORATION | Roadshow Presentation December 2008
Attractive Timber Inventory & Harvest Profile
Fee harvest log prices remaining stable over time
$72
$75
$72
$27
$34
$35
$72
$22
$0
$25
$50
$75
$100
2005A 2006A 2007A 2008E
Saw Log Price/Ton Pulp Wood Price/Ton
$ Price / Ton

POTLATCH CORPORATION | Roadshow Presentation December 2008
• Increase harvest levels and reduce
rotation ages to maximize NPV
• Defer timber harvest in weak markets
• Seek acquisitions if they:
- Complement the existing land base
- Are immediately cash flow accretive
- Have a blend of timber and real
estate values
• Maintain highest stewardship standards
in the industry
- 100% of core lands certified by Forest
Stewardship Council (FSC)
Resource Segment Strategy

POTLATCH CORPORATION | Roadshow Presentation December 2008
Milwaukee
Boundary Waters
Canoe Area
Brainerd
Milwaukee
Boundary Waters
Canoe Area
Brainerd
Minneapolis
St. Paul
Chicago
•
More than 3,000 miles of desirable water frontage, as well as other highly desirable recreational properties
• More than 13 million people live within four current states of ownership; well-positioned to take advantage of population growth
• Largest private landowner in Idaho and the third largest private landowner in Arkansas
Idaho: 838,000 acres
Coeur d’Alene
Boise
Sun Valley
Minnesota: 264,000 acres
Wisconsin: 72,000 acres
Arkansas: 464,000 acres
Little Rock
Hot Springs
McCall
Significant Real Estate Potential
Potlatch Timberlands
•
•
•
•
•
•
•
•
•
•
•

POTLATCH CORPORATION | Roadshow Presentation December 2008
Real Estate Strategy
• Approximately 325,000 – 400,000 acres of non-strategic and higher value land to be sold over 10 years
• Rural recreational land sales began in 2007 and are gaining traction
Successful transformation to new business model made in 2006
2007
2008 YTD
1
2,396
3,162
$2,550
2,591
Year Higher Value
$ / Acre Acres Sold
13,779
55,960
Non-Strategic Higher Value Non-Strategic
$1,317
Total
16,175
59,122
Total
$1,500
1 Year to date as of 30-Sep-2008.
1,676 1,725

POTLATCH CORPORATION | Roadshow Presentation December 2008
4%
96%
0%
100%
40%
60%
46%
54%
Essentially Pure-Play Timber REIT Post Spin-Off
6.0 x
10.0 x
14.0 x
18.0 x
22.0 x
Dec-06 Jun-07 Dec-07 Jun-08 Dec-08
Potlatch Plum Creek Rayonier
Enterprise Value /
12 Months Forward Rolling EBITDDA
Business Mix (Operating Income 2007)
1
Potlatch (Pre-Spin)
Potlatch
(Pro Forma Post-Spin)
Plum Creek
Rayonier
18.3x
7.3x
7.8x
Note: EBITDDA represents operating income (loss) plus depreciation, depletion and amortization. See Appendix for reconciliation to GAAP financial information and Potlatch pro forma calculations.
Source: Factset / IBES (graph); company disclosures (pie charts).  Market data as of 03-Dec-2008
1 Before administration expense. Manufacturing includes Pulp and Paperboard, Consumer Products and Wood Products segments (Potlatch pre-Spin); Wood Products excluding Lewiston Lumber
Business associated with Clearwater Paper (Potlatch post-Spin); Performance Fibers, Wood Products and Other (Rayonier); Manufactured Products and Other (Plum Creek).
Potlatch’s business mix will be very similar to Plum Creek’s post Spin-Off
Resource
& Real
Estate
Manufacturing
Resource
& Real
Estate
Manufacturing
Timber &
Real
Estate
Manufacturing
Resource
& Real
Estate
Manufacturing

$100mm
CSDs
$100mm
Notes
Receivable
$50mm
Cash
Clearwater Paper
■ $150mm Total Debt (incl. $100mm CSDs and $50mm drawn Revolver)
■ $150mm Net Debt
$50mm
Cash

Clearwater Paper
■ $150mm Total Debt
■ $150mm Net Debt
$100mm
Cash
Indenture Trustee /
CSD Holders

POTLATCH CORPORATION | Roadshow Presentation December 2008
Conservative Capital Structure - Spin-off Related Debt Transactions
Note: Assuming that anticipated $50mm of cash received by a subsidiary of Potlatch from Clearwater Paper will be used for revolver paydown. Net Debt defined as Total Debt minus Cash and minus Short-Term Investments
Source: Potlatch 10-Q and Clearwater Paper Form 10
1 Excludes financing fees associated with the issuance of Notes or other financing instruments.
2 Assuming that CSDs will be repaid at maturity. Alternatively, Clearwater Paper, through the indenture trustee, could buy back or defease the CSDs before maturity.
As part of the Spin-Off, Clearwater Paper retains $100mm of Credit Sensitive Debentures (CSDs) and, in addition, transfers $50mm of cash to a subsidiary of Potlatch that will be used for revolver paydown. As a result Potlatch’s Net Debt will be lowered by $150mm
Pro Forma For Assumed CSD Repayment
1,2
Pro Forma At Spin-off
Potlatch
$435mm Total Debt (incl. $100mm
CSDs )
$385mm Total Debt (post $50mm
Revolver paydown)
$273mm Net Debt (incl. $12mm Cash
& Short-Term Investments and
$100mm Notes Receivable)
Potlatch
$285mm Total Debt
$273mm Net Debt
$150 mm
Cash
1
$150mm
Notes
1
Lenders (Revolver) Notes Investors

POTLATCH CORPORATION | Roadshow Presentation December 2008
4.7x
3.6x
7.5x
2.8x
Conservative Capital Structure – Leverage & Interest Coverage
Total Debt-to-
LTM EBITDDA
Total Debt-to-
Capitalization
(LTM)
Note:  Based on financials as of 30-Sep-2008, or last twelve months ending 30-Sep-2008. EBITDDA represents earning from continuing operations before interest and taxes plus depreciation, depletion and amortization. See Appendix for reconciliation to GAAP financial information and Potlatch pro forma calculations.
Source:  Potlatch, Rayonier, Plum Creek and Clearwater Paper filings
1 Interest expense includes annual interest payments of 13% on Credit Sensitive Debentures, 6.95% on Debentures, an average of 6.33% on Revenue Bonds, an average of 8.79% on Medium-Term
Notes and Libor + approx. 350bps on Revolver. Libor assumed at 2.50% as of 03-Dec-2008.
Potlatch
Pro Forma At
Spin-Off
Potlatch Pro Forma
for Assumed
CSD Repayment Rayonier Plum Creek
3.2x
2.2x
5.0x
4.3x
Conservative leverage and interest coverage ratios compared to peers
43%
44%
59%
50%
LTM EBITDDA to
Interest Expense
1

POTLATCH CORPORATION | Roadshow Presentation December 2008
Note: Excludes $100 million of Credit Sensitive Debentures previously issued by an affiliate of Potlatch and retained by Clearwater Paper.
$23
$5 $5
$14
$3
$66
$7
$43
$21
$8
$22
$5
$0
$20
$40
$60
$80
2009 2010 2011 2012 2013 2014 2015 2016 2017 2018 2019 2020 2021 2022 2023 2024 2025 2026
US $ in millions
Mandatory repayments of only $35 million over the next 5 years
Conservative Capital Structure – Long Term Debt Maturity Profile

POTLATCH CORPORATION | Roadshow Presentation December 2008
Strong Cash Flow Generation
$91.6
$90.2
$114.3
$104.9
2005 2006 2007 2008 Q3 LTM
$72.3
2005 2006 2007
$17.3
$11.9
$22.4
2005 2006 2007
Note:  Total EBITDDA represents earnings before interest, income taxes, depreciation, depletion and amortization. Segment EBITDDA represents operating income (loss) plus depreciation, depletion and amortization. See Appendix for reconciliation to GAAP financial information and Potlatch pro forma calculations.
1 Does not include Lewiston Lumber Business associated with Clearwater Paper Spin-off.
Total EBITDDA Segment EBITDDA
Resource
Real Estate
Wood Products
1
$12.5
$46.4
$40.8
2005 2006 2007
$92.6
$97.2

POTLATCH CORPORATION | Roadshow Presentation December 2008
Attractive Dividend
• Potlatch's dividend policy has been driven
primarily by the performance of its timber
and real estate businesses since the
company converted to a Real Estate
Investment Trust in 2006
• Fourth quarter 2008 dividend of $0.51
declared by the Potlatch board of directors
on December 5
– Record date Dec-24
– Payment date Dec-31
• No change in current $2.04 annual ($0.51
quarterly) dividend expected following the
Spin-off
Distributions / Dividends
1
Source:  Factset.  Market data as of 03-Dec-2008
1 Excludes $15.15 qualified distributions / dividends for 2006.
2 Dividend yield calculated as annualized last quarter dividend divided by the stock price.
Dividend Yield
2
REIT
Conversion
Q1 2006
$0.15
$0.49 $0.49
$0.51
$0.00
$0.20
$0.40
$0.60
3Q2005 3Q2006 3Q2007 3Q2008
2.0%
4.0%
6.0%
8.0%
10.0%
Dec-06 Apr-07 Sep-07 Feb-08 Jul-08 Dec-08
Avg. 4.9%
8.3%

December 2008 Appendix: Pro-Forma Calculation and U.S. GAAP Reconciliation POTLATCH CORPORATION | Roadshow Presentation

POTLATCH CORPORATION | Roadshow Presentation December 2008
Potlatch Pro Forma Calculation & Reconciliation of Non-GAAP
Measures: Revenues, EBITDDA & Capital Expenditures
Source: Potlatch 10-Q, Potlatch 10-K, and Clearwater Paper Form 10
1 Excluded in capital expenditures for 2007 are $14.5 million and $35.2 million related to the acquisitions of approximately 76,000 acres of timberland in Wisconsin and 145,000 acres of timberlands in Idaho, respectively.
US $ in millions
9 Months Ended
Sep-30 LTM
2005 2006 2007 Q3 2007 Q3 2008 Q3 2008
Revenues Potlatch (Post Spin-off)
    Revenues Potlatch (Pre Spin-off) $1,495.9 $1,599.2 $1,654.0 $1,189.3 $1,289.9 $1,754.6
  - Net Sales Clearwater Paper 983.0 1,106.7 1,173.3 869.0 944.0 1,248.3
    Revenues $512.9 $492.5 $480.7 $320.4 $345.9 $506.3
EBITDDA Reconcilation
Potlatch (Pre Spin-off)
    Earnings from Continuing Operations Before Interest & Taxes $79.6 $135.5 $115.6 $103.8 $83.8 $95.6
+ Depreciation, Depletion, & Amortization 78.3 79.8 80.1 57.8 57.2 79.5
    EBITDDA $157.9 $215.3 $195.7 $161.6 $141.0 $175.1
Clearwater Paper
    Earnings (Loss) Before Interest & Income Taxes $(1.8) $46.7 $52.8 $40.2 $24.8 $37.4
+ Depreciation 54.9 54.3 51.3 39.2 35.3 47.5
    EBITDA $53.0 $101.0 $104.1 $79.3 $60.1 $84.9
Potlatch (Post Spin-off)
    EBITDDA Potlatch (Pre Spin-off) $157.9 $215.3 $195.7 $161.6 $141.0 $175.1
  - EBITDA Clearwater Paper 53.0 101.0 104.1 79.3 60.1 84.9
    EBITDDA $104.9 $114.3 $91.6 $82.2 $80.9 $90.2
Capital Expenditures Pro Forma Calculation
    Capital Expenditures Potlatch (Pre Spin-off) ¹ $95.1 $51.4 $40.3 $29.7 $31.2 $41.8
  - Additions to Plant & Equipment Clearwater Paper 43.4 27.5 20.5 14.6 15.7 21.6
    Capital Expenditures (Post Spin-off) $51.7 $23.9 $19.7 $15.1 $15.5 $20.2

POTLATCH CORPORATION | Roadshow Presentation December 2008
US $ in millions
Potlatch Pro Forma Calculation & Reconciliation of Non-GAAP
Measures: Potlatch Segment EBITDDA & Segment Revenue
Source: Potlatch 10-Q and Clearwater Paper Form 10
2005 2006 2007 2005 2006 2007
Segment EBITDDA Reconcilation Segment Revenue Reconcilation
Resource Wood Products
Operating Income (Loss) $61.8 $81.3 $81.8 Wood Products (Pre Spin-off)
+ Depreciation, Depletion, & Amortization 10.6 11.3 15.4
Segment Revenue
$493.5 $497.0 $464.6
EBITDDA  Resource $72.3 $92.6 $97.2
Lewiston Lumber
Real Estate
Segment Net Sales
$97.6 $114.1 $121.7
Operating Income (Loss) $22.4 $11.9 $17.3
+ Depreciation, Depletion, & Amortization - - - Revenue Wood Products (Post Spin-off) $395.9 $382.9 $342.9
EBITDDA  Real Estate $22.4 $11.9 $17.3
Wood Products
Wood Products (Pre Spin-off)
Operating Income (Loss) $28.6 $39.5 $1.9
+ Depreciation, Depletion, & Amortization 14.7 15.8 14.4
EBITDDA $43.3 $55.3 $16.3
Lewiston Lumber
Operating Income (Loss) $(0.0) $6.3 $1.7
+ Depreciation 2.5 2.5 2.2
EBITDA $2.5 $8.9 $3.9
Wood Products (Post Spin-off)
EBITDDA  Wood Products (Pre Spin-off) $43.3 $55.3 $16.3
- EBITDA  Lewiston Lumber 2.5 8.9 3.9
EBITDDA  Wood Products (Post Spin-off) $40.8 $46.4 $12.5
EBITDDA  Resource, Real Estate & Wood Products $135.6 $150.9 $127.0
- Administrative Expenses Potlatch (Post Spin-off) $30.7 $36.6 $35.4
EBITDDA Potlatch (Post Spin-off) $104.9 $114.3 $91.6

POTLATCH CORPORATION | Roadshow Presentation December 2008
US $ in millions
Potlatch Pro Forma Calculation: Potlatch Stockholders’ Equity
Note: Based on financials as of 30-Sep-2008.
Source: Potlatch 10-Q and Clearwater Paper Form 10
As of 30-Sep-2008
Potlatch Liabilities + Stockholders' Equity (pre Spin-Off) $ 1,528.6
- (Clearwater Paper Liabilities + Stockholders' Equity) 695.1
Potlatch Pro Forma Liabilities + Stockholders' Equity $ 833.6
Potlatch Liabilities (exc Debt pre Spin-off) $ 507.7
- Clearwater Paper Liabilities (exc Debt) 337.7
Potlatch Pro Forma Liabilities (exc Debt) $ 170.0
Potlatch Pro Forma Equity (At Spin-off)
  Potlatch Pro Forma Liabilities + Stockholders' Equity $ 833.6
- Potlatch Pro Forma Liabilities (exc Debt) 170.0
- Potlatch Total Debt 435.0
+ Net Proceeds from Spin-off to a Subsidiary of Potlatch 50.0
+ Notes Receivable from Clearwater Paper 100.0
Potlatch Pro Forma Stockholders' Equity $ 378.5